                                 AMENDMENT NO. 3

                                       TO

                    POST-PETITION LOAN AND SECURITY AGREEMENT

                      THE CIT GROUP/BUSINESS CREDIT, INC.

                              AS AGENT AND LENDER

                                      AND

                         CONGRESS FINANCIAL CORPORATION
                      GENERAL ELECTRIC CAPITAL CORPORATION
                             HELLER FINANCIAL, INC.
                           FINOVA CAPITAL CORPORATION
                          FOOTHILL CAPITAL CORPORATION
                                      AND
                                BANKBOSTON, N.A.

                                   AS LENDERS

                                      AND

                            HARVARD INDUSTRIES, INC.,
                        THE KINGSTON-WARREN CORPORATION,
                            HARMAN AUTOMOTIVE, INC.,
                           HAYES-ALBION CORPORATION,
                             DOEHLER-JARVIS, INC.,
                       DOEHLER-JARVIS GREENEVILLE, INC.,
                        DOEHLER-JARVIS POTTSTOWN, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                      AND
                          DOEHLER-JARVIS TOLEDO, INC.

                                 (AS COMPANIES)

                          DATED AS OF: APRIL 30, 1998

         AMENDMENT NO 3. (the "Amendment") dated as of April 30, 1998, by and among HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (herein "Harvard"), DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Inc."), THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Kingston Warren"), HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Harman Automotive"), HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Hayes-Albion"), DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Pottstown"), DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Technologies"), DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Toledo"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC"), as agent for the lenders whose names are set forth on the signature pages hereto (each a "Lender" and collectively the "Lenders" and CITBC as such agent being the "Agent") and the Lenders. Harvard and each of the entities subsequently identified above (other than the Agent and the Lenders) are referred to herein individually as a "Company" and collectively as the "Companies").


                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, the Companies, the Lenders and CITBC, as Agent, are parties to that certain Post-Petition Loan and Security Agreement, dated as of May 8, 1997 (as amended hereby and by Amendment No. 1, Waiver and Consent dated December 29, 1997, Amendment No. 2 and Consent dated as of January 16, 1998 and as further amended, extended, supplemented or otherwise modified from time to time, the "DIP Financing Agreement" and capitalized terms defined in the DIP Financing Agreement and not otherwise defined herein having the meanings provided therein), providing for, inter alia, Term Loans and Revolving Credit Loans to the Companies in the aggregate principal amounts of $65,000,000 for the Term Loans and up to $110,000,000 for the Revolving Credit Loans; and

         WHEREAS, the Companies have requested the Agent and the Lenders to enter into this Amendment to extent the date for compliance set forth in Section

11.1(u) of the DIP Financing Agreement to May 31, 1998, upon the terms and subject to the conditions contained in this Amendment; and

         WHEREAS, the Lenders have agreed with the Companies to enter into this Amendment upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Amendments to the DIP Financing Agreement. Upon the satisfaction of the condition in Section 3 of this Amendment relating to the effectiveness of this Section 1, Section 11.1(u) of the DIP Financing Agreements is hereby amended by replacing the reference therein to "April 30, 1998" with "May 31, 1998").




         SECTION 2. Representations and Warranties. Each of the Companies hereby represents and warrants as to itself and its Subsidiaries that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such Company and this Amendment constitutes a legal, valid and binding obligation of such Company, enforceable against it in accordance with its terms, (b) except as disclosed in writing to the Agent and the lenders, no event has occurred and is continuing on the date hereof that constitutes a Default or an Event of Default or would constitute a Default of an Event of Default after giving effect to this Amendment, and (c) the representations and warranties of such Company contained in Section 6 of the DIP Financing Agreement are true and correct both before and after giving effect to this Amendment, except to the extent such representations and warranties are stated to be true only as of a particular date, in which case such representations and warranties were correct on and as of such date.

         SECTION 3. Conditions to Effectiveness. The amendment in Section 1 of this Amendment shall become effective on the date when counterparts hereof shall have been executed by all of the Lenders, the Agent and the Companies.

         SECTION 4. Effect on the DIP Financing Agreement. Except as amended hereby, the DIP Financing Agreement and the other Post-Petition Loan Documents shall remain in full force and effect. Nothing in this Amendment shall be deemed to (i) constitute a waiver of compliance by any of the Companies of any term, provision or condition of the DIP Financing Agreement or any other instrument or agreement referred to therein or under the Post-Petition Loan Documents or (ii) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the DIP Financing Agreement or any other Post-Petition Loan Document.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

         SECTION 6. Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the law of the State of New York.

         SECTION 7. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

         SECTION 8. References. References herein and in the Post-Petition Loan Documents and the Final Order to the "DIP Financing Agreement", the "Post-Petition Loan and Security Agreement", the "Postpetition Loan Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring to the DIP Financing Agreement, shall mean and be a reference to the DIP Financing Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to Harvard a duly executed original for its files.


                                   HARVARD INDUSTRIES, INC.
                                   THE KINGSTON-WARREN CORPORATION
                                   HARMAN AUTOMOTIVE, INC.
                                   HAYES-ALBION CORPORATION
                                   DOEHLER-JARVIS, INC.
                                   DOEHLER-JARVIS GREENEVILLE, INC.
                                   DOEHLER-JARVIS POTTSTOWN, INC.
                                   DOEHLER-JARVIS TECHNOLOGIES, INC.
                                   DOEHLER-JARVIS TOLEDO, INC.

                                   By: /s/ Joseph J. Gagliardi
                                      ------------------------------
                                      Title: Chief Financial Officer


                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   AS AGENT AND LENDER

                                   By: /s/ Frank Grimaldi
                                      ------------------------------
                                      Title: Vice President


                                   CONGRESS FINANCIAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: First Vice President


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Duly Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to Harvard a duly executed original for its files.


                                   HARVARD INDUSTRIES, INC.
                                   THE KINGSTON-WARREN CORPORATION
                                   HARMAN AUTOMOTIVE, INC.
                                   HAYES-ALBION CORPORATION
                                   DOEHLER-JARVIS, INC.
                                   DOEHLER-JARVIS GREENEVILLE, INC.
                                   DOEHLER-JARVIS POTTSTOWN, INC.
                                   DOEHLER-JARVIS TECHNOLOGIES, INC.
                                   DOEHLER-JARVIS TOLEDO, INC.

                                   By:
                                      ------------------------------
                                      Title:


                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   AS AGENT AND LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President


                                   CONGRESS FINANCIAL CORPORATION, AS
                                   LENDER

                                   By: /s/ Lawrence S. Forte
                                      ------------------------------
                                      Title: First Vice President


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Duly Authorized Signatory

                                   HELLER FINANCIAL, INC., AS LENDER

                                   By: /s/ Albert J. Forzano
                                      ------------------------------
                                      Title: Vice President


                                   FINOVA CAPITAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: Assistant Vice President


                                   FOOTHILL CAPITAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President


                                   BANKBOSTON, N.A. AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President

                                   HELLER FINANCIAL, INC., AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Senior Vice President


                                   FINOVA CAPITAL CORPORATION, AS
                                   LENDER

                                   By: /s/ Brian Rujawitz
                                      ------------------------------
                                      Title: Assistant Vice President


                                   FOOTHILL CAPITAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President


                                   BANKBOSTON, N.A. AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President

                                   HELLER FINANCIAL, INC., AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Senior Vice President


                                   FINOVA CAPITAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: Assistant Vice President


                                   FOOTHILL CAPITAL CORPORATION, AS
                                   LENDER

                                   By: /s/ Matthew Simoneau
                                      ------------------------------
                                      Title: Vice President


                                   BANKBOSTON, N.A. AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President

                                   HELLER FINANCIAL, INC., AS LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President


                                   FINOVA CAPITAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: Assistant Vice President


                                   FOOTHILL CAPITAL CORPORATION, AS
                                   LENDER

                                   By:
                                      ------------------------------
                                      Title: Vice President


                                   BANKBOSTON, N.A. AS LENDER

                                   By: /s/ Garrett Quinn
                                      ------------------------------
                                       Title: Vice President